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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: November 24, 1997


                        Complete Wellness Centers, Inc.
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            (Exact Name of Registrant as specified in its Charter)

        Delaware                      0-22115                  52-1910135
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(State or other jurisdiction    (Commission File No.)       (I.R.S. Employer
  or corporation)                                          Identification No.)

725 Independence Avenue, SE
Washington, DC                                                    20003
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(Address of Principal                                           (Zip Code)
 Executive Offices)

Registrant's telephone number, including area code: (202) 543-6800
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                                      N/A
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         (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

        On November 19, 1997, Complete Wellness Centers, Inc. ("CWC" or the "Company") announced that on November 18, 1997 an interdepartmental team of federal investigative officers, under the supervision of the United States Attorney for the Eastern District of Virginia, executed search warrants at the Company's headquarters and several of its other locations. The warrants and related subpoenas primarily sought the Company's patient billing records and computer systems related to various insurers including but not

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limited to CHAMPUS, Medicare, Federal Employees Health Benefits Program,
Medicaid and Blue Cross/Blue Shield of Virginia. The Company expects to have sufficient access to its files to enable it to continue normal operations during the pendency of the investigation. The Company has hired counsel to represent it in the billing investigations. Management believes that it is too early to anticipate whether such actions/investigations will have a material adverse effect on the Company's financial position or results of operations.

ITEM 7.  EXHIBIT

    Exhibit 20.  Copy of the press release dated November 19, 1997

                                   SIGNATURES

    Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                COMPLETE WELLNESS CENTERS, INC.


Date: November 24, 1997             By: /s/ Eugene Sharer
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                                        Eugene Sharer, President







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